UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2014

TERRAFORM POWER, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-36542	46-4780940
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12500 Baltimore Avenue

Beltsville, Maryland 20705

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (443) 909-7200

Not Applicable

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On December 18, 2014, TerraForm Power Operating, LLC (“Borrower”) entered into a Joinder Agreement with Barclays Bank PLC, Goldman Sachs Bank USA, Morgan Stanley Senior Funding, Inc., Morgan Stanley Bank, N.A., JPMorgan Chase Bank, National Association, Bank of America, N.A. and Citibank, N.A., pursuant to which it obtained $75 million in new revolving commitments (the “New Revolving Commitments”) and a $275 million new term loan (the “New Term Loan”), in each case under and pursuant to its existing credit facility entered into as of July 23, 2014 (the “Credit Facility”). The Credit Facility is guaranteed by TerraForm Power, LLC and certain of its domestic subsidiaries.

Drawn amounts in respect of the New Revolving Commitments are expected to bear interest at a rate per annum equal to, at Borrower’s option, either (a) a base rate plus 2.75% or (b) a reserve adjusted eurodollar rate plus 3.75%. The principal amount of the New Term Loan is expected to bear interest at a rate per annum equal to (i) until February 15, 2015 (or such later date as may be agreed by the arrangers of the New Term Loan) (the “Trigger Date”), at Borrower’s option, either (a) a base rate plus 3.00% or (b) a reserve adjusted eurodollar rate plus 4.00% and (ii) on and after the Trigger Date, at Borrower’s option, either (a) a base rate plus 4.00% or (b) a reserve adjusted eurodollar rate plus 5.00%. For the New Term Loan, the base rate will be subject to a “floor” of 2.00% and the reserve adjusted eurodollar rate will be subject to a “floor” of 1.00%.

The Joinder Agreement also amended the interest rate applicable to the outstanding principal amount of the $300 million term loan borrowed on July 23, 2014 (the “Existing Term Loan”), commencing on the Trigger Date. On and after the Trigger Date until the fourteenth day following such date, the outstanding principal balance of the Existing Term Loan is expected to accrue interest at a rate per annum, at Borrower’s option, of either (a) a base rate plus 3.375% or (b) a reserve adjusted eurodollar rate plus 4.375%. Following such fourteenth day, the outstanding principal balance of the Existing Term Loan is expected to accrue interest at a rate per annum, at Borrower’s option, of either (a) a base rate plus 4.125% or (b) a reserve adjusted eurodollar rate plus 5.125%.

Each of the foregoing interest rates that is applicable on and after the Trigger Date are expected to increase by 0.25% per annum from and after April 27, 2015 and by an additional 0.25% per annum if, at any time, either (1) Moody’s downgrades Borrower’s corporate credit rating below Ba3 or (2) S&P downgrades the Borrower’s corporate credit rating below BB-.

The provisions of the existing Credit Facility apply to both the New Term Loan and the New Revolving Commitments. The foregoing summary of the New Term Loan and the New Revolving Commitments is qualified in its entirety by reference to the Joinder Agreement, a copy of which is attached hereto as Exhibit 10.1, and incorporated by reference herein.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On December 18, 2014, TerraForm CD Holdings Corporation, TerraForm CD Holdings GP, LLC and TerraForm CD Holdings, LLC (collectively, the “Purchasers”) completed their previously announced purchase of all of the outstanding equity interests of Capital Dynamics US Solar Holdings 1, Inc., Capital Dynamics US Solar Holdings 2, Inc., Capital Dynamics US Solar Holdings 4, Inc., Capital Dynamics US Solar Holdings 5, Inc., Capital Dynamics US Solar AIV—A, L.P., Capital Dynamics US Solar AIV—B, L.P., Capital Dynamics US Solar AIV—C, L.P., Capital Dynamics US Solar AIV—D, L.P., Capital Dynamics US Solar AIV—E, L.P. and Capital Dynamics US Solar AIV—G, L.P. (collectively, the “Acquired Companies”) from Capital Dynamics US Solar Energy A, L.P., Capital Dynamics US Solar Energy A-1, L.P., Capital Dynamics US Solar Energy A-2, L.P., Capital Dynamics US Solar Energy, L.P. and Capital Dynamics (US) GP AIV, Inc. (collectively, the “Sellers”), pursuant to a securities purchase agreement, dated as of October 29, 2014 as amended by the First Amendment to Securities Purchase Agreement dated as of December 18, 2014 (together, the “Purchase Agreement”), between the Purchasers and the Sellers (the “Acquisition”). The Purchasers are wholly-owned subsidiaries of TerraForm Power, LLC, a subsidiary of TerraForm Power, Inc. (the “Company”). The Acquired Companies collectively own 77.6 MW of solar projects located in California, Massachusetts, New Jersey, New York and Pennsylvania.

Pursuant to the terms of the Purchase Agreement, the Purchasers paid the Sellers $250 million, subject to certain adjustments as set forth in the Purchase Agreement. The purchase price was funded through borrowings under the Company’s New Term Loan.

The foregoing description of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is subject to and qualified in its entirety by reference to the Purchase Agreement filed as Exhibits 2.1 and 2.2 to this Form 8-K and is incorporated herein by reference.

The representations, warranties and covenants of the Sellers and the Purchasers contained in the Purchase Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties and covenants (a) have been made only for purposes of the Purchase Agreement, (b) are subject to materiality qualifications contained in the Purchase Agreement which may differ from what may be viewed as material by investors, (c) are made only as of the date of the closing of the transaction or such other date as is specified in the Purchase Agreement and (d) have been included in the Purchase Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as fact. Accordingly, the Purchase Agreement is included with this filing only to provide investors with information regarding the terms of the Purchase Agreement, and not to provide investors with any other factual information regarding the Sellers or the Purchasers or their respective businesses. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Sellers, the Purchasers or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On December 22, 2014, the Company issued a press release regarding the completion of the Acquisition. A copy of the press release is furnished as Exhibit 99.1 hereto.

In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Securities Purchase Agreement, dated as of October 29, 2014, between TerraForm CD Holdings Corporation, TerraForm CD Holdings GP, LLC, and TerraForm CD Holdings, LLC, and Capital Dynamics US Solar Energy A, L.P., Capital Dynamics US Solar Energy A-1, L.P., Capital Dynamics US Solar Energy A-2, L.P., Capital Dynamics US Solar Energy, L.P., and Capital Dynamics (US) GP AIV, Inc. (1)

2.2	First Amendment to Securities Purchase Agreement, dated as of December 18, 2014, between TerraForm CD Holdings Corporation, TerraForm CD Holdings GP, LLC, and TerraForm CD Holdings, LLC, and Capital Dynamics US Solar Energy A, L.P., Capital Dynamics US Solar Energy A-1, L.P., Capital Dynamics US Solar Energy A-2, L.P., Capital Dynamics US Solar Energy, L.P., and Capital Dynamics (US) GP AIV, Inc.

10.1	Joinder Amendment, dated as of December 18, 2014, by and among TerraForm Power Operating, LLC, TerraForm Power, LLC, certain subsidiaries of TerraForm Power Operating, LLC, and various lenders signatory thereto.

99.1	Press Release dated December 22, 2014.

(1)	The schedules and exhibits to the Securities Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any such schedules and exhibits to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TerraForm Power, Inc.

By:	/s/Sebastian Deschler
Sebastian Deschler
Senior Vice President, General Counsel and Secretary

Dated: December 22, 2014

EXHIBIT INDEX

Exhibit No.	Description

2.1	Securities Purchase Agreement, dated as of October 29, 2014, between TerraForm CD Holdings Corporation, TerraForm CD Holdings GP, LLC, and TerraForm CD Holdings, LLC, and Capital Dynamics US Solar Energy A, L.P., Capital Dynamics US Solar Energy A-1, L.P., Capital Dynamics US Solar Energy A-2, L.P., Capital Dynamics US Solar Energy, L.P., and Capital Dynamics (US) GP AIV, Inc. (1)

2.2	First Amendment to Securities Purchase Agreement, dated as of December 18, 2014, between TerraForm CD Holdings Corporation, TerraForm CD Holdings GP, LLC, and TerraForm CD Holdings, LLC, and Capital Dynamics US Solar Energy A, L.P., Capital Dynamics US Solar Energy A-1, L.P., Capital Dynamics US Solar Energy A-2, L.P., Capital Dynamics US Solar Energy, L.P., and Capital Dynamics (US) GP AIV, Inc.

10.1	Joinder Amendment, dated as of December 18, 2014, by and among TerraForm Power Operating, LLC, TerraForm Power, LLC, certain subsidiaries of TerraForm Power Operating, LLC, and various lenders signatory thereto.

99.1	Press Release dated December 22, 2014.

(1)	The schedules and exhibits to the Securities Purchase Agreement have been omitted from this filing pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish copies of any such schedules and exhibits to the U.S. Securities and Exchange Commission upon request.